                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 15, 2001


                                MSU DEVICES INC.

             (Exact name of registrant as specified in its charter)


Delaware                           33-2822-A                     22-2748288
----------------------------      -----------                -------------------
(State or other jurisdiction      (Commission                   (IRS Employer
of incorporation)                 File Number)               Identification No.)


2901 North Dallas Parkway, Suite 460, Plano, Texas                 75093
--------------------------------------------------               ---------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (972) 473-7543


          (Former name or former address, if changed since last report)


                                Page 1 of 5 pages

Item 4.       Changes in Registrant's Certifying Accountant.


         On October 15, 2001 MSU Devices Inc. (the "Company") engaged the accounting firm of Grant Thornton LLP ("Grant Thornton") as its new independent public accountants and dismissed Moore Stephens Lovelace, P.A. (the "Former Accountant").

         The reports of the Former Accountant on the Company's financial statements within the two most recent fiscal years or any subsequent interim period contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principals, except for the last paragraph which raised substantial doubt about the Company's ability to continue as a going concern.

         The decision to change the Company's accounting firm was approved by the Company's Board of Directors.

         During the two most recent fiscal years and any subsequent interim reporting periods from the last audit date of June 30, 2001, through and including the termination date of October 15, 2001, there were no disagreements between the Company and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such year.

         The Company engaged Grant Thornton as its new independent accountants as of October 15, 2001. Prior to such date, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by Grant Thornton on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as described in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or (iv) a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

         The Company has requested that the Former Accountant furnish a letter addressed to the Securities and Exchange Commission ("SEC") stating whether the Former Accountant agrees with the above statements made by the Company upon the completion of its review of the disclosure by the Company on Form 8-K, as provided by the Company. A copy of this letter addressed to the SEC, dated October 19, 2001, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.       Financial Statements and Exhibits.
              Exhibit 16.1

              Letter dated October 19, 2001, from the accounting firm of Moore Stephens Lovelace, P.A., independent accountants to the Company, concerning the disclosure made in this Report on Form 8-K in accordance with Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MSU DEVICES INC.


Dated:  October 19, 2001                     By: /s/ Patti J. Brown
                                                 Name:  Patti J. Brown
                                                 Title: Chief Financial Officer